Exhibit 99.2

Eagle Ford Shale Asset Acquisition May 2014

© 2014 Sanchez Energy Corporation Legal Disclaimers Forward Looking Statements This presentation contains, and our officers and representatives may from time to time make, “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation that address activities, events, conditions or developments that Sanchez Energy expects, estimates, believes or anticipates will or may occur or exist in the future are forward-looking statements. These statements are based on certain assumptions made by the company based on management’s experience, perception of historical trends and technical analyses, current conditions, anticipated future developments and other factors believed to be appropriate and reasonable by management. When used in this presentation, words such as “will,” “potential,” “believe,” “estimate,” “intend,” “expect,” “may,” “should,” “anticipate,” “could,” “plan,” “predict,” “project,” “profile,” “model,” “strategy,” “future” or their negatives or the statements that include these words, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. In particular, statements, express or implied, concerning Sanchez Energy’s future operating results and returns or Sanchez Energy’s ability to replace or increase reserves, increase production, generate income or cash flows are forward-looking statements. Forward-looking statements are not guarantees of performance. Although Sanchez Energy believes that the expectations reflected in its forward-looking statements are reasonable and are based on reasonable assumptions, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all) or will prove to have been correct. Important factors that could cause Sanchez Energy’s actual results to differ materially from the expectations reflected in its forward looking statements include, among others: . Sanchez Energy’s ability to successfully execute its business and financial strategies; . Sanchez Energy’s ability to replace the reserves it produces through drilling and property acquisitions; . the realized benefits of the Catarina acquisition referred to herein and the liabilities assumed in connection with this acquisition; . the extent to which Sanchez Energy’s drilling plans are successful in economically developing its acreage in, and to produce reserves and achieve anticipated production levels from, its existing and future projects; . the accuracy of reserve estimates, which by their nature involve the exercise of professional judgment and may therefore be imprecise; . the extent to which Sanchez Energy can optimize reserve recovery and economically develop its plays utilizing horizontal and vertical drilling, advanced completion technologies and hydraulic fracturing; . Sanchez Energy’s ability to successfully execute its hedging strategy and the resulting realized prices therefrom; . competition in the oil and gas exploration and production industry for employees and other personnel, equipment, materials and services and, related thereto, the availability and cost of employees and other personnel, equipment, materials and services; . Sanchez Energy’s ability to access the credit and capital markets or to draw on its existing financing commitments to obtain financing on terms it deems acceptable, if at all, and to otherwise satisfy its capital expenditure requirements; . the availability, proximity and capacity of, and costs associated with, gathering, processing, compression and transportation facilities; . the timing and extent of changes in prices for, and demand for, crude oil and condensate, natural gas liquids, natural gas and related commodities; . Sanchez Energy’s ability to compete with other companies in the oil and natural gas industry; . the impact of, and changes in, government policies, laws and regulations, including tax laws and regulations, environmental laws and regulations relating to air emissions, waste disposal, hydraulic fracturing and access to and use of water, laws and regulations imposing conditions and restrictions on drilling and completion operations and laws and regulations with respect to derivatives and hedging activities; . developments in oil-producing and natural-gas producing countries; . Sanchez Energy’s ability to effectively integrate acquired crude oil and natural gas properties into its operations, fully identify existing and potential problems with respect to such properties and accurately estimate reserves, production and costs with respect to such properties; . the extent to which Sanchez Energy’s crude oil and natural gas properties operated by others are operated successfully and economically; . the use of competing energy sources and the development of alternative energy sources; . the extent to which Sanchez Energy incurs uninsured losses and liabilities or losses and liabilities in excess of its insurance coverage; and . the other factors described under Item 1A, “Risk Factors,” on pages 26 through 52 of Sanchez Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and any updates to those factors set forth in its subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. In light of these risks, uncertainties and assumptions, the events anticipated by Sanchez Energy’s forward-looking statements may not occur, and, if any of such events do, Sanchez Energy may not have correctly anticipated the timing of their occurrence or the extent of their impact on its actual results. Accordingly, you should not place any undue reliance on any of Sanchez Energy’s forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made and Sanchez Energy undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Oil and Gas Reserves The SEC requires oil and gas companies, in their filings with the SEC, to disclose “proved oil and gas reserves” (i.e., quantities of oil and gas that are estimated with reasonable certainty to be economically producible) and permits oil and gas companies to disclose “probable reserves” (i.e., quantities of oil and gas that are as likely as not to be recovered) and “possible reserves” (i.e., additional quantities of oil and gas that might be recovered, but with a lower probability than probable reserves). We may use certain terms in this presentation, such as “resource potential” that the SEC’s guidelines strictly prohibit us from including in filings with the SEC. The calculation of resource potential, and any other estimates of reserves and resources that are not proved, probable or possible reserves are not necessarily calculated in accordance with SEC guidelines. Investors are urged to consider closely the disclosure in Sanchez Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013. Non-GAAP Measures Included in this presentation are certain non-GAAP financial measures as defined under Securities and Exchange Commission Regulation G. Investors are urged to consider closely the disclosure in Sanchez Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and the reconciliation to GAAP measures provided in this presentation. 2

© 2014 Sanchez Energy Corporation Management Presenters 3 Tony Sanchez, III President and Chief Executive Officer Michael Long Executive Vice President, Chief Financial Officer Christopher Heinson Senior Vice President, Chief Operating Officer Market Cap (1) ~$1,440 MM Pro Forma Enterprise Value ~$2,880 MM 1. Based on a 5/20/14 closing share price of $27.69 and 52.1 million shares outstanding. Includes Convertible Preferred Stock at market value

© 2014 Sanchez Energy Corporation Catarina Acquisition Summary 4 . Seller: SWEPI LP and Shell Gulf of Mexico Inc. (Royal Dutch Shell plc subsidiaries) . Purchase Price: $639 million (subject to usual and customary closing adjustments) . Effective Date: January 1, 2014 . Estimated Closing Date: June 30, 2014 . Properties: 106,000 contiguous net acres in the condensate / wet gas window of the Eagle Ford (“Catarina asset”) . Proved Reserves: 60 MMBoe (~60% Proved Developed; 57% liquids) (1) . 2P / Resource Potential: ~105 MMBoe / ~490 MMBoe (2) . Wells: 176 producing wells 22 wells drilled, cased, and awaiting completion 27 wells drilled to surface casing point . Average Daily Production: 1Q14: ~24,000 Boe/d, May 2014 estimate of 20,000 Boe/d . Purchase Price Multiples: PP / 1Q14 Production (Boe/d): $26,625 PP / May 2014 Production (Boe/d): $32,000 PP / YE 2013 Proved Reserves (Boe): $10.65 PP / YE 2013 Proved Developed Reserves (Boe): $17.75 . Accretion: Significantly accretive to 2014E and 2015E CFPS . Financing Overview: Secured financing commitments for $950 million (3) Pro forma liquidity of $486 million 1. Per Ryder Scott Reserve Report as of 12/31/13 2. Per SN internal engineering 3. Conditioned upon closing of the acquisition and other closing conditions, including execution and delivery of definitive documents

© 2014 Sanchez Energy Corporation Strategic Rationale 5 Highly Accretive & Attractive Valuation . Immediately accretive to EPS, CFPS, production per share and reserves per share . $10.65 per Boe based on Ryder Scott YE13 proved reserves . $26,625 per 1Q14 production BOE/D and $32,000 per May 2014 production BOE/D Multi Year Inventory of Derisked, High Return Wells . Attractive well economics with conservative IRR assumptions in excess of ~35% – 50% . ~200 de-risked well locations provide at least 4 years of identified drilling inventory at a 50 well pace per year Return Enhancement and Upside Potential . Opportunity to enhance returns through reduced well costs. Duplicate experience of the Cotulla acquisition . Numerous well enhancement projects including artificial lift . Extensive production and midstream infrastructure in place drives efficiencies . 37,000 net acres in eastern portions of the acreage that are under appraisal and prospective for the Lower Eagle Ford with the potential to add 400+ additional well locations Self-Funding and Maintaining . Anticipate assets will generate positive FCF in 2015 with a modest outspend in 2014 . 2H 2014 D&C capital plan of $205 - $215 million . 2015 D&C capital plan of $330 - $370 million to drill 50 – 60 net wells . ~29,000 net acres HBP . Entire 106,000 acres held by drilling 50 wells per year (2 to 3 rig program)

© 2014 Sanchez Energy Corporation Pro Forma Reserves and Production Overview SN Proved Reserves (1) 6 1. SN and Catarina proved reserves as of 12/31/13 per Ryder Scott 2. See reconciliation of PV-10 to standardized measure in the appendix section Estimated Operational Summary (1) (2) Daily Production Growth (Boe/d) 59 MMBoe (42% PD) Catarina Proved Reserves (1) Pro Forma SN Proved Reserves (1) 60 MMBoe (60% PD) 119 MMBoe (51% PD) Oil 77% NGL 11% Gas 12% Oil 21% NGL 36% Gas 43% Oil 49% NGL 24% Gas 27% Pro Forma SN Catarina SN 1Q14 Daily Production (Boe/d) 18,784 24,000 42,784 Proved Reserves (MMBoe) 59 60 119 % Proved Developed 42% 60% 51% % Liquids 88% 57% 73% PV-10 ($MM) $1,465 $475 $1,940 2014 D&C Capex ($MM) $565 - $615 $205 - $215 $770 - $830 Potential Eagle Ford Drilling Locations 1,800 600 - 1,000 2,400 - 2,800 11,774 18,810 18,784 32,255 29,262 24,000 0 10,000 20,000 30,000 40,000 50,000 60,000 PF 3Q13 PF 4Q13 PF 1Q14 PF 3Q14 PF 4Q14 PF 2015 Av erage Boe/d SN Catarina 49,000 - 45,000 42,784 23,000 - 21,000 26,000 - 24,000 44,029 48,072 41,000 - 37,000 24,000 - 22,000 17,000 - 15,000 58,000 - 53,000

© 2014 Sanchez Energy Corporation Pro Forma Eagle Ford Shale Position 7 Pro Forma SN Eagle Ford Position Summary Net Acres ~226,000 1Q14 Production (Boe/d) 42,784 2014 Planned Operated Rigs 2014 Planned Non-Operated Rigs Gross Producing Wells 392 Catarina Acquisition Alexander Ranch Briggs Ranch

Catarina Asset Overview

Asset Summary

- ~106,000 net acres in Dimmit, La Salle and Webb counties
- Operational control: 100% WI, 75% NRI, and one primary surface and mineral owner
- 176 producing wells which hold ~29,000 net acres without additional drilling
  - Lease maintained through continuous drilling and anticipated capital budget
- Significant midstream and water infrastructure in place

Catarina



Eastern Catarina
Western Catarina
Central Catarina

Undeveloped Summary

- Western Catarina: Partially developed area with excellent offset operator results
  - ~43,000 net acres; ~200 Lower Eagle Ford (LEF) drilling locations at 75 to 100 acre spacing, with upside from tighter spacing and dual zone development
  - Assumed type curve: EUR: 600 – 700 MBoe; IRR: ~35% - 50%; Liquids proportion: >50% (High likelihood of upside when compared to offset operator results)
- Eastern Catarina: Largely underexplored area with excellent core & log rock quality in the LEF
  - ~37,000 net undeveloped acres; ~400 potential drilling locations at 75 acre spacing with both UEF and LEF potential
- Central Catarina: Exploration area with full 3D Seismic coverage
  - ~26,000 net acres with Upper Eagle Ford (UEF) potential

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© 2014 Sanchez Energy Corporation

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Western Catarina Offset Operator Performance


APC – Briscoe Ranch
EUR: 600+ MBoe
IRR: 70+%
Lewis Petroleum
Private Operator
APC – Stanley/Worthey Ranch
Avg EUR: 600+ MBoe
IRR: 70+%
Rosetta – Gates Ranch:
Avg EUR: 1,670 Mboe
Spacing: 55 acres
SM Energy – Galvan Ranch:
Avg EUR: 1,266 MBoe
IRR: 100+%
Spacing: 100 acres
Catarina
Anadarko Acreage
Avg. EUR: ~550 Mboe
IRR: 50%+
Swift Energy
Avg EUR: ~675 Mboe
IRR: 44-49%
Spacing: 50 acres
XTO Acreage

- The Western Catarina area contains similar subsurface attributes to the direct offset operators in the Lower Eagle Ford (LEF) formation, which have seen excellent results

Source: Data per public filings and corporate presentations

© 2014 Sanchez Energy Corporation

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© 2014 Sanchez Energy Corporation . SN intends to target the Lower Eagle Ford (LEF) with additional infill potential in the Upper Eagle Ford (UEF) as a secondary target . The majority of wells drilled in Catarina thus far have targeted the UEF at ~100 acre spacing - SN believes that the LEF is the most attractive target, however the past drilling has proven that the UEF is very productive as well Western Catarina Development Plan Western Catarina Type Log Stacked Lateral Potential 10

© 2014 Sanchez Energy Corporation 0 200 400 600 800 1,000 1,200 0 12 24 36 48 60 72 84 96 108 Av erag e Mont hly Prod uction (Bo e/d) Months 700 MBoe 600 MBoe Acquisition Wells Exhibit Attractive Economics 11 Western Catarina Area Lower Eagle Ford Type Curves and Well Economics (1) 1. Assumes $95 oil and $29.45 NGL. Gas Price ($ / Mcf) $4.00 $4.50 $5.00 NPV-10 ($MM) $2.7 $3.1 $3.4 IRR 31% 34% 37% Payout (Years) 2.3 2.2 2.0 ROI 2.0x 2.1x 2.2x 600 MBoe EUR @ $6.5 MM Capex Gas Price ($ / Mcf) $4.00 $4.50 $5.00 NPV-10 ($MM) $4.4 $4.8 $5.2 IRR 47% 51% 56% Payout (Years) 1.7 1.6 1.5 ROI 2.4x 2.5x 2.6x 700 MBoe EUR @ $6.5 MM Capex

© 2014 Sanchez Energy Corporation . Successful SN wells from Alexander Ranch and Briggs Ranch have similar LEF core & log rock quality as the Eastern Catarina area . 3D Seismic and key appraisal wells over acreage position to guide the ~37,000 undeveloped net acre evaluation Regional Cross Section of Lower Eagle Ford Potential Eastern Catarina Potential 12 Alexander Ranch Briggs Ranch Catarina A A’ A A’

© 2014 Sanchez Energy Corporation $30.91 $24.95 $6.73 $5.55 $9.37 $7.26 $9.21 $9.41 $4.78 $4.53 $4.47 $6.15 $45.06 $36.74 $20.41 $21.11 2011 2012 2013 (1) 1Q14 Cash G&A LOE Taxes Sanchez Energy is a Low-Cost Operator 13 . We have experienced cost reductions with the move to pad drilling across all of our assets . 10% cost reductions compared to single well drilling . Our application of key operating strategies will drive cost synergies . Location costs spread over multiple wells . Reduction in rig mobilization time and costs between wells . Ability to pre-drill surface, batch drill intermediate and complete wells utilizing zipper method . Build shared facilities and gathering systems . Shared operating resources Pad Drilling Efficiencies 30% Decrease in Total Well Cost Across Assets > 100% Increase in Number of Frac Stages Pumped Per Day 35% Increase in Average Ft. Drilled Per Day 40% Decrease in Spud to TD Cash Operating Cost / Boe 1. 2013 cash G&A per Boe excludes $4.1 million ($1.07/Boe) in non-recurring acquisition expenses

© 2014 Sanchez Energy Corporation With a Track Record of Optimizing Assets Alexander Ranch . SN has achieved substantially lower than expected well costs in Alexander Ranch . The previous operator was drilling wells at an average cost of ~$8.8 million . At the time of the acquisition, SN expected to be able to reduce well costs to ~$7.0 million . SN’s actual results have come in at ~$6.0 million . Cost reductions have significantly increased well economics in the area . Promotes optimization of well scheduling based on returns and the ability to step out into additional lower tier acreage and drive economic returns 14 $- $2.0 $4.0 $6.0 $8.0 $10.0 Previous Operator 3Q13 4Q13 1Q14 ($MM) Drilling Completions Facilities 5 Wells 8 Wells 7 Wells • Acquisition Date (5/31/13) • SN results include production facilities & expected initial lift 59% 37% 23% 13% 0% 20% 40% 60% 80% $80 $90 $100 IRR Oil Price / Bbl $5 MM Well $6 MM Well $7 MM Well Previous Operator Current Oil Price Alexander Ranch - IRR Sensitivity to Capex and Pricing Alexander Ranch – Well Costs

© 2014 Sanchez Energy Corporation As of Pro Forma 3/31/2014 3/31/2014 Cash and Equivalents $111 $111 Committed Debt Financing ($950 MM Available) - 575 Senior Notes 600 600 Total Debt $600 $1,175 Net Debt 489 1,064 Perpetual Convertible Preferred Stock 290 290 Common Equity 577 577 Book Capitalization $1,466 $2,041 Market Value as of 5/20/14 Perpetual Convertible Preferred Stock 374 374 Market Capitalization (1) 1,442 1,442 Enterprise Value $2,306 $2,881 Liquidity (2) $436 $486 Net Debt / Book Capitalization 33% 52% Net Debt / Enterprise Value 21% 37% Total Debt / Pro Forma EBITDA (3) 1.8x Net Debt / Pro Forma EBITDA (3) 1.5x . Expected adjusted purchase price of $550 to $600 million after customary closing adjustments . Pro forma revolving credit facility capacity of $650 million . $300 million bridge facility available Fully Funded Acquisition With Ample Liquidity 1. Market capitalization is calculated using the closing price of our common stock on 5/20/14 of $27.69 2. Liquidity is equal to cash on hand plus availability under our new committed debt financing 3. SN standalone EBITDA pro forma for 12 months of EBITDA contribution from the Cotulla and Wycross acquisitions 4. Conditioned upon closing of the acquisition and other closing conditions, including execution and delivery of definitive documents 15 Pro forma Capitalization Table & Liquidity ($MM) Sources & Uses ($MM) Sources Committed Debt Financing (4) $575 Uses Estimated Adjusted Catarina Purchase Price $575

© 2014 Sanchez Energy Corporation Catarina $205 - $215 Marquis $270 - $285 Palmetto $45 - $55 Cotulla $50 - $60 Wycross $140 - $150 TMS $60 - $65 Capital Expenditures Focused On Eagle Ford 16 Eagle Ford: 92% 2014 Drilling & Completion Capital Plan By Area ($MM) Gross % of % of Full Year Net Wells Net Wells Operating D&C Project Area Rig Count Spud Completed Capital Plan Capital Plan Catarina 1.0 25 37 $205 - $215 24% 26% Marquis 3.0 35 32 270 - 285 32% 35% Palmetto 0.7 5 8 45 - 55 6% 6% Cotulla 0.5 9 9 50 - 60 6% 7% Wycross 1.5 19 19 140 - 150 17% 18% TMS 1.3 2 2 60 - 65 7% 8% Total D&C Capital Plan 8.0 95 107 $770 - $830 92% 100% SN Standalone Facilities, Leasing, and G&G 6% Catarina Facilities, Leasing, and G&G 2% Total Operating Capital Plan $840 - $900 100% 2014 Capital Plan ($MM) Capex 55 15

© 2014 Sanchez Energy Corporation Pro Forma Guidance (1) 17 1. Assumes a 6/30/14 closing date for the Catarina assets. 2014 2015 SN Standalone $565 - $615 $700 - $750 Catarina 205 - 215 330 - 370 Total Pro Forma D&C Capital Plan $770 - $830 $1,030 - $1,120 SN Standalone Facilities, Leasing, and G&G 55 50 - 55 Catarina Facilities, Leasing, and G&G 15 20 - 25 Total Pro Forma Capital Plan $840 - $900 $1,100 - $1,200 Preliminary Pro Forma Capital Expenditure Guidance ($MM) Metrics 3Q14 4Q14 2014 2015 Production Guidance (BOE/D) Period Average 37,000 - 41,000 45,000 - 49,000 29,000 - 31,000 53,000 - 58,000 Year-End Exit Rate 45,000 - 49,000 55,000 - 60,000 Operating Cost & Expense Guidance ($/BOE) Oil & Natural Gas Production Expenses $10.50 - $12.50 $10.00 - $12.00 $9.50 - $11.50 $10.00 - $12.00 Production & Ad Valorem Taxes (% of Revenue) 7.0% - 8.0% 7.0% - 8.0% 7.0% - 8.0% 7.0% - 8.0% Cash G&A $3.00 - $4.00 $3.00 - $4.00 $3.50 - $4.50 $3.00 - $4.00 Preliminary Pro Forma Guidance (Assumed 6/30/14 Catarina Closing Date)

© 2014 Sanchez Energy Corporation Acquisition Highlights . Immediately accretive to earnings and cash flow per share . Attractive acquisition value metrics: $10.65 per BOE, $26,625 per 1Q14 production BOE/D, and $32,000 per May 2014 production BOE/D . 1Q14 average production increases by ~24,000 BOE/D to 42,784 BOE/D . Proved reserves increase by ~60 MMBOE to 119 MMBOE . Proved developed reserves increase by 36 MMBOE . Acquisition adds multi-year inventory of low-risk and high-rate-of-return drilling locations . Complemented with significant supporting production and midstream infrastructure . Acquisition expected to provide substantial near term cash flow . Fully funded drilling and completion activities in 2015 with only a modest outspend in 2014 . Fully financed by $950 million committed debt financing 18

© 2014 Sanchez Energy Corporation Appendix 19

Non–GAAP Reconciliation and Measures

Reconciliation of Net Income (Loss) To Adjusted EBITDA ($M)

	SN Standalone Pro Forma Year Ended 12/31/13 [1]	SN Standalone Pro Forma LTM Ended 3/31/14 [1]
Net Income (Loss)	$34,814	$34,967
Plus:		
Interest Expense	47,213	53,909
Net Losses On Commodity Derivatives	16,938	22,427
Net Settlement On Commodity Derivatives	(5,787)	(8,171)
Premiums Paid On Commodity Derivatives Contracts	(2,838)	(2,388)
Depreciation, Depletion, Amortization, And Accretion	165,694	198,081
Stock-Based Compensation	17,751	24,552
Acquisition Costs Included in G&A	4,129	3,512
Income Tax Expense	8,248	8,301
Less:		
Interest Income	(190)	(181)
Adjusted EBITDA	**$285,972**	**$335,009**

Reconciliation of PV-10 To Standardized Measure ($MM)

	SN Standalone As of 12/31/13	Catarina As of 12/31/13	Pro Forma SN As of 12/31/13
PV-10	$1,465	$475	$1,940
Present Value Of Future Income Taxes Expenses Discounted at 10%	(255)	(30)	(285)
Standardized Measure	**$1,210**	**$445**	**$1,655**

The summary pro forma information with respect to the Company's and the Catarina acquisition's pro form combined estimated PV-10 and standardized measure of oil, natural gas liquids, and natural gas reserves gives effect to the Catarina acquisition as if it occurred on December 31, 2013. Future exploration, exploitation, and development expenditures, as well as future commodity prices and services costs, will affect the reserve volumes attributable to the acquired properties and the standardized measure of discounted future net cash flows.

Explanation of Non-GAAP Measures

Adjusted EBITDA is defined by the Company as net income (loss) PLUS: (1) interest expense, including net losses (gains) on interest rate derivative contracts; (2) net losses (gains) on commodity derivatives; (3) net settlements received (paid) on commodity derivatives; (4) premiums (paid) on commodity derivative contracts; (5) depletion, depreciation, amortization, and accretion; (6) stock-based compensation expense; (7) acquisition costs included general and administrative; (8) income tax expense (benefit); (9) loss (gain) on sale of oil and natural gas properties; (10) impairment of oil and natural gas properties; and (11) other non-recurring items that we deem appropriate; LESS: (1) interest income; and (2) other non-recurring items that we deem appropriate.

Adjusted EBITDA is used as a supplemental financial measure by our management and by external users of our financial statements, such as investors, commercial banks and others, to assess our operating performance as compared to that of other companies in our industry, without regard to financing methods, capital structure, or historical cost basis. It is also used to assess our ability to incur and service debt and fund capital expenditures.

Our Adjusted EBITDA should not be considered an alternative to net income (loss), operating income (loss), cash flow provided by or used in operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. Our Adjusted EBITDA may not be comparable to similarly titled measures of another company because all companies may not calculate Adjusted EBITDA in the same manner.

Standardized measure is calculated in accordance with Statement of Financial Accounting Standards No. 69, "Disclosures About Oil and Gas Producing Activities," as codified in ASC Topic 932, "Extractive Activities—Oil and Gas." For further information regarding the calculation of the standardized measure, see "Unaudited Supplementary Information" included in the financial statements included in our Annual Report for the fiscal year ended December 31, 2013.

1. *SN standalone EBITDA pro forma for 12 months of EBITDA contribution from the Cotulla and Wycross acquisitions*

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© 2014 Sanchez Energy Corporation

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